AB Multi-Manager Select 2055 Fund

Portfolio of Investments

April 30, 2019 (unaudited)

Company	Shares	U.S. $ Value
INVESTMENT COMPANIES - 99.6%
Funds and Investment Trusts - 99.6% (a)
AB Discovery Growth Fund, Inc.-Class Z (b)	103,373	$1,227,041
AB Discovery Value Fund-Class Z (b)	81,025	1,605,924
AB Global Bond Fund, Inc.-Class Z (b)	108,399	910,549
AB Global Real Estate Investment Fund II-Class I (b)	78,994	909,221
AB Relative Value Fund-Class Z (b)	510,863	2,830,181
AQR Equity Market Neutral Fund-Class R6	38,934	393,231
Boston Partners Long/Short Research Fund-Class INS	159,227	2,436,171
DFA Commodity Strategy Portfolio	141,828	787,143
Franklin Growth Fund-Class R6	18,907	2,041,712
iShares Core S&P 500 ETF	41,624	12,318,207
MFS Institutional International Equity Fund	142,052	3,684,839
MFS Value Fund-Class R5	19,891	822,309
T. Rowe Price Emerging Markets Stock Fund-Class I	27,373	1,193,746
T. Rowe Price International Funds-International Discovery Fund-Class I	19,055	1,227,713
Vanguard FTSE Developed Markets ETF	155,677	6,543,104
Vanguard FTSE Emerging Markets ETF	34,908	1,515,356

Total Investment Companies (cost $38,794,351)		40,446,447

SHORT-TERM INVESTMENTS - 0.4%
Investment Companies - 0.4%
AB Fixed Income Shares, Inc.-Government Money Market Portfolio-Class AB, 2.37% (a)(b)(c) (cost $164,521)	164,521	164,521

Total Investments - 100.0% (cost $38,958,872) (d)		40,610,968
Other assets less liabilities - 0.0%		3,940

Net Assets - 100.0%		$40,614,908

(a)

To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov. Additionally, shareholder reports for AB funds can be obtained by calling AB at (800) 227-4618.

(b)	Affiliated investments.
(c)	The rate shown represents the 7-day yield as of period end.
(d)

As of April 30, 2019, the cost basis of investment securities owned was substantially identical for both book and tax purposes. Gross unrealized appreciation of investments was $2,025,650 and gross unrealized depreciation of investments was $(373,554), resulting in net unrealized appreciation of $1,652,096.

Glossary:

ETF	-	Exchange Traded Fund
FTSE	-	Financial Times Stock Exchange

AB Cap Fund, Inc.

AB Multi-Manager Select 2055 Fund

April 30, 2019 (unaudited)

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, by pricing vendors, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of April 30, 2019:

Investments in Underlying Portfolios:	Level 1	Level 2			Level 3			Total
Assets:
Investment Companies	$40,446,447	$	– 0	–	$	– 0	–	$40,446,447
Short-Term Investments	164,521		– 0	–		– 0	–	164,521

Total	$40,610,968	$	– 0	–	$	– 0	–	$40,610,968

A summary of the Fund’s transactions in AB mutual funds for the nine months ended April 30, 2019 is as follows:

Distributions
Affiliated Issuer	Market Value 7/31/18 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Realized Gain (Loss) (000)	Change in Unrealized Appr./(Depr.) (000)	Market Value 4/30/19 (000)	Dividend Income (000)	Realized Gains (000)
AB All Market Real Return Portfolio	$648	$76	$689	$(46)	$11	$	– 0	–	$	– 0	–	$	– 0	–
AB Discovery Growth Fund, Inc.	944	561	205	(21)	(52)	1,227	151	– 0	–
AB Discovery Value Fund	1,300	647	132	(8)	(201)	1,606	140	66
AB Global Bond Fund, Inc.	1,221	1,874	2,211	20	7	911	28	– 0	–
AB Global Real Estate Investment Fund II	654	579	321	(7)	4	909	27	– 0	–
AB Relative Value Fund	2,349	961	235	(15)	(230)	2,830	297	– 0	–
Government Money Market Portfolio	283	12,906	13,025	– 0	–	1	165	– 0	–	5

Total	$7,399	$17,604	$16,818	$(77)	$(460)	$7,648	$643	$71